UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 25, 2012

WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

Delaware	000-06936	95-1797918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1061 Cudahy Place, San Diego, California 92110

(Address of principal executive offices, with zip code)

(619) 275-1400

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2012, the Compensation Committee of the Board of Directors of WD-40 Company (the “Company”) approved equity compensation awards pursuant to the Company’s 2007 Stock Incentive Plan (the “Stock Plan”) to the named executive officers (the “NEOs”) in the Summary Compensation Table in the Company’s Proxy Statement filed with the Securities Exchange Commission on November 2, 2011 (the “2011 Proxy Statement”) with respect to the Company’s annual meeting of stockholders held on December 13, 2011.

As set forth in the Compensation Discussion and Analysis section of the Company’s 2011 Proxy Statement under the heading, Equity Compensation, equity compensation was awarded to the NEOs for the fiscal year ended August 31, 2011 in the form of Restricted Stock Units (“RSUs”) and Performance Share Units (“PSUs”). RSUs and PSUs were also awarded to the NEOs for the fiscal year ended August 31, 2012. Information concerning such awards for fiscal year 2012 will be provided in the Company’s Proxy Statement with respect to the Company’s 2012 annual meeting of stockholders. For the Company’s fiscal year 2013, the Compensation Committee has continued the award of RSUs to the NEOs, but the Compensation Committee has replaced the PSUs with a new form of performance-based equity compensation awards, referred to as Market Share Units (“MSUs”). Thus, for fiscal year 2013, each of the NEOs received an award of RSUs and an award of MSUs as detailed in the following table:

Fiscal Year 2013 Plan-Based Equity Compensation Awards

Name	Grant Date	Restricted Stock Units (#)	Target Number of Market Share Units (#)

Garry O. Ridge	10/25/2012	6,373	6,373

Jay W. Rembolt	10/25/2012	1,327	1,327

Michael J. Irwin	10/25/2012	1,062	1,062

Michael L. Freeman	10/25/2012	1,593	1,593

William B. Noble	10/25/2012	1,115	1,115

The RSUs provide for vesting over a period of 3 years from the grant date. 34% of the RSUs will vest on the first vesting date and 33% of the RSUs will vest on each of the second and third vesting date. Shares of the Company’s common stock (“Shares”) equal to the number of vested RSUs will be issued as of the vesting dates. The vesting date each year will be the 3rd business day following the public release of the Company’s annual earnings for the preceding fiscal year, but not later than November 15 of the vesting year. Payment of required withholding taxes due with respect to the vesting of the RSUs, if any, will be covered through withholding of Shares by the Company. The Company will issue a net number of Shares to the recipient NEO for the vested RSUs after withholding Shares having a value as of the vesting date equal to the required withholding tax obligation.

The terms and conditions for issuance of Shares with respect to the MSUs are set forth in a Market Share Unit Award Agreement (the “MSU Award Agreement”). The form of MSU Award Agreement for MSUs awarded to the NEOs is attached to this Report on Form 8-K as Exhibit 10(a). The following summary description of the terms and conditions for the MSUs is subject to, and qualified in its entirety by, the MSU Award Agreement.

MSUs awarded to the NEOs on October 25, 2012 provide for performance vesting over a performance measurement period of three fiscal years ending August 31, 2015 (the “Measurement Period”). A number of Shares equal to an “Applicable Percentage” of the “Target Number” of MSUs awarded to the NEOs (as noted in the table above) will be issued as of the “Settlement Date”. The Applicable Percentage is determined by reference to the performance vesting provisions of the MSU Award Agreement as described below. The Settlement Date for the MSUs will be the 3rd business day following the public release of the Company’s annual earnings for the third fiscal year of the Measurement Period, but not later than November 15 of the immediately following fiscal year. Payment of required withholding taxes due with respect to the settlement of the MSUs, if any, will be covered through withholding of Shares by the Company. The Company will issue a net number of Shares to the recipient NEO for the vested MSUs after withholding Shares having a value as of the Settlement Date equal to the required withholding tax obligation.

The performance vesting provisions of the MSUs are based on relative total stockholder return (“TSR”) for the Company over the Measurement Period as compared to the total return (“Return”) for the Russell 2000 Index (the “Index”) as reported for total return (with dividends reinvested) by Russell Investments. For purposes of computing the relative TSR for the Company as compared to the Return for the Index, dividends paid with respect to the Shares shall be treated as having been reinvested as of the ex-dividend date for each declared dividend. The Applicable Percentage of the Target Number of MSUs will be determined based on the absolute percentage point difference between the TSR for the Company as compared to the Return for the Index as set forth in the table below:

Relative TSR (absolute percentage point difference)	Applicable Percentage
> 20%	200%
20%	200%
15%	175%
10%	150%
5%	125%
Equal	100%
-5%	75%
-10%	50%
>-10%	0%

The Applicable Percentage will be determined on a straight line sliding scale from the minimum 50% Applicable Percentage achievement level to the maximum 200% Applicable Percentage achievement level. For purposes of determining the TSR for the Company and the Return for the Index, the beginning and ending values for each measure will be determined on an average basis over a period of all market trading days within the ninety (90) calendar days ending on the last day of the fiscal year immediately prior to the date of grant of the MSUs and over a period of all market trading days within the ninety (90) calendar days ending on the last day of the third fiscal year of the Measurement Period.

In the event of a Change in Control (as defined in the Stock Plan), the Measurement Period will end as of the effective date of the Change in Control and the ending values for calculating the TSR for the Company and the Return for the Index will be determined based on the closing price of the Company’s common stock and the value of the Index, respectively, immediately prior to the effective date of the Change in Control. The Applicable Percentage will be applied to a proportionate amount of the Target Number of MSUs based on the portion of the Measurement Period elapsed as of the effective date of the Change in Control. The recipient NEO will receive RSUs for the portion of the Target Number of MSUs to which the Applicable Percentage is not applied. Those RSUs will time vest, subject to rights under the NEO’s Change of Control Severance Agreement, as of the Settlement Date.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10(a)	Form of Market Share Unit Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company
(Registrant)

Date: October 31, 2012	/s/ JAY W. REMBOLT
Jay W. Rembolt
Vice President and Chief Financial Officer
(Principal Financial Officer)